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Investment Managers Series Trust

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Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal that shareholders of the Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund (the “Funds” and each a “Fund”) are being asked to approve with respect to their Fund. The proposal is to approve the reorganization of each Fund into a corresponding new, identically-named series (the “New Funds” and each a “New Fund”) of the Zacks Trust, a Delaware statutory trust (the “Proposals” and each a “Proposal”). Each Fund’s shareholders are being asked to approve the Proposal with respect to their Fund at a shareholder meeting scheduled for October 26, 2023 at 10:00 a.m. Eastern Time. Please take the time to carefully read the Proxy Statement and cast your vote.

The proposed reorganizations will result in the Funds joining the Zacks Trust, a proprietary fund platform consisting of series managed by the Funds’ adviser, Zacks Investment Management, Inc. (the “Adviser”). The Adviser believes being part of a proprietary fund platform will benefit the Funds and their shareholders by providing operational efficiencies and more focused marketing and distribution efforts for the Funds, which may lead to growth in Fund assets and potential economies of scale.

The objective, strategies, and investment policies of each New Fund are the same as the objective, strategies, and investment policies of the corresponding Fund. The Adviser and portfolio manager of each Fund will continue to serve as the investment adviser and portfolio manager to the corresponding New Fund. If a reorganization is consummated, shareholders of the applicable Fund will receive the same class of shares of the corresponding New Fund having a total dollar value equal to the total dollar value of the shares of such class of the Fund held by the shareholder immediately before the reorganization. The Adviser is paying all costs associated with the reorganization, including those of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), Zacks Trust, the Funds, and the New Funds.

We ask that you vote in favor of the Proposal to approve the reorganization of your Fund into the corresponding New Fund.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online at vote.proxyonline.com, by telephone at the number provided on the proxy card, or in-person.

If you have any questions, please call us toll-free at 1-888-453-4003 and we will be glad to assist you.

Sincerely, /s/ Maureen Quill President

Important Information to Help you Understand and Vote on the Proposals

While we encourage you to read the full text of the enclosed Proxy Statement, the following is a brief overview of the proposals to approve the reorganization of the Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund into corresponding new, identically-named series of the Zacks Trust (the “Proposals”).

The chart below shows how the Funds will be reorganized if each Proposal is approved. Each Fund and share class would be reorganized into the corresponding New Fund and share class.

Investment Managers Series Trust		Zacks Trust
Zacks All-Cap Core Fund		Zacks All-Cap Core Fund
Institutional Class Shares	→	Institutional Class Shares
Zacks Small-Cap Core Fund		Zacks Small-Cap Core Fund
Investor Class Shares	→	Investor Class Shares
Institutional Class Shares	→	Institutional Class Shares
Zacks Dividend Fund		Zacks Dividend Fund
Investor Class Shares	→	Investor Class Shares
Institutional Class Shares	→	Institutional Class Shares

Q & A: Questions and Answers on the Proposal

Q:	What Is The Purpose Of The Reorganization?

A:	The purpose of the reorganizations is to move the Funds from Investment Managers Series Trust to Zacks Trust, a proprietary fund platform consisting of series managed by the Funds’ adviser, Zacks Investment Management, Inc. The Adviser believes being part of a proprietary fund platform will benefit the Funds and their shareholders by providing operational efficiencies and more focused marketing and distribution efforts for the Funds, which may lead to growth in Fund assets and potential economies of scale.

Q:	Who Will Provide Investment Advice After The Reorganizations?

A:	The Adviser will continue to serve as investment adviser and Mitch Zacks will continue to serve as portfolio manager to the New Funds.

Q:	What Are The Tax Consequences Of The Reorganizations?

A:	The reorganization with respect to each Fund is expected to be a “reorganization” for U.S. federal income tax purposes and, therefore, no gain or loss is expected to be recognized by the Funds or their shareholders as a result of the reorganizations.

Q:	What Are Primary Changes That Will Result From The Reorganizations?

A:	The primary changes that will occur as a result of the reorganizations are that (1) the New Funds will be overseen by a different board of trustees, (2) the New Funds will have different officers, including a different chief compliance officer, and (3) the New Funds will have different service providers.

There are no changes anticipated to be made to a Fund’s portfolio as a result of being reorganized into the corresponding New Fund. In addition, each New Fund will be managed in accordance with the same investment objective, principal investment strategies, and investment policies, and will be subject to the same principal investment risks as the corresponding Fund.

Q:	How Will The Reorganizations Work?

A:	Each reorganization will involve three steps:

1.	The transfer of all of the assets of the applicable Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having a total dollar value equal to the total dollar value of the shares of the Fund and the assumption by the New Fund of all the liabilities of the corresponding Fund;

2.	The pro rata distribution of shares on a per class basis of the New Fund to shareholders of record of the corresponding Fund as of the effective date of the reorganization in full redemption of all shares of the Fund; and

3.	The complete liquidation and termination of the Fund.

Q:	How Will Approval Of The Reorganizations Affect The Objective, Strategies and Risks Of The Funds?

A:	Each New Fund’s investment objective, principal investment strategies and associated risks are the same as those of the corresponding Fund.

Q:	How Will Approval Of The Reorganizations Affect The Fees Of The Funds?

A:	The Adviser has contractually agreed for each New Fund to maintain the same expense cap as is currently in effect for the corresponding Fund until at least March 31, 2026. As a result, it is anticipated that the net expenses of each New Fund upon closing of the reorganization will be the same as the current net expenses of the corresponding Fund.

Q:	Who Is Paying Expenses Related To The Shareholder Meeting And The Reorganizations?

A:	The Adviser will pay all costs relating to the reorganizations, including the costs relating to the Shareholder Meeting and the Proxy Statement.

Q:	How Does The Board Suggest That I Vote?

A:	The Trust’s Board of Trustees recommends that you vote “FOR” the Proposal with respect to your Fund. Please see the Proxy Statement for a discussion of the Board of Trustees’ considerations in making its recommendations.

Q:	Will My Vote Make A Difference?

A:	Yes. Your vote is needed to ensure that the Proposal with respect to your Fund can be acted upon, and we encourage all shareholders to participate in the governance of their Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, your Fund may not receive enough votes to go forward with the shareholder meeting. If this happens, we may need to solicit votes again, which increases costs.

Q:	What Happens If The Proposal Is Not Approved?

A:	If the reorganization is not approved by the shareholders of a Fund or does not close for any other reason, such shareholders will remain shareholders of the Fund, and the Fund will continue to operate as a series of the Trust. The reorganization of each Fund into the corresponding New Fund is not conditioned upon receipt of shareholder approval of the reorganization relating to any other Fund. If a reorganization of a Fund is not approved by shareholders, the Board will consider what further actions, if any, may be taken. The Board will consider all appropriate alternatives, including holding another meeting of shareholders to reconsider the Proposal.

Q:	How Do I Place My Vote?

A:	Shareholders who own shares of the Funds at the close of business on August 15, 2023 will be entitled to vote at the Meeting and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of the reorganization with respect to a Fund requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the respective Fund; or (ii) 67% or more of the voting securities of the respective Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. EQ Fund Solutions has been retained by each Fund to solicit, collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Proxy Statement. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the internet by following the on-line instructions. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.

Q:	Whom Do I Call If I Have Questions?

A;	We will be happy to answer your questions about this proxy solicitation. Please call EQ Fund Solutions at 1-800-370-1164 between 9:00 a.m. and 10:00 p.m. (Eastern Time), Monday through Friday.

Zacks All-Cap Core Fund

Zacks Small-Cap Core Fund

Zacks Dividend Fund

235 West Galena Street
Milwaukee, Wisconsin 53212

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held October 26, 2023

Dear Shareholders:

The Board of Trustees of the Investment Managers Series Trust, an open-end management investment company established under the laws of Delaware, has called a meeting of the shareholders of the Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund (the “Funds” and each a “Fund”), to be held at the offices of the Funds’ co-administrator, Mutual Fund Administration LLC, at 2220 E. Route 66, Suite 226, Glendora, California 91740 on October 26, 2023, at 10:00 a.m. Eastern Time, for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a proposed Agreement and Plan of Reorganization, pursuant to which the Zacks All-Cap Core Fund would reorganize into a corresponding new, identically-named series of the Zacks Trust, an open-end management investment company.	FOR
2.	To approve a proposed Agreement and Plan of Reorganization, pursuant to which the Zacks Small-Cap Core Fund would reorganize into a corresponding new, identically-named series of the Zacks Trust, an open-end management investment company.	FOR
3.	To approve a proposed Agreement and Plan of Reorganization, pursuant to which the Zacks Dividend Fund would reorganize into a corresponding new, identically-named series of the Zacks Trust, an open-end management investment company.	FOR
4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 15, 2023 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 26, 2023. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization) and Proxy Voting Ballot are available at vote.proxyonline.com.

By Order of the Board of Trustees

Maureen Quill, President

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-888-453-4003.

Zacks All-Cap Core Fund

Zacks Small-Cap Core Fund

Zacks Dividend Fund

235 West Galena Street
Milwaukee, Wisconsin 53212

PROXY STATEMENT

MEETING OF SHAREHOLDERS

To Be Held October 26, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) on behalf of the Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund (the “Funds” and each a “Fund”), each a series of the Trust, for use at the Meeting of Shareholders of the Fund to be held at the offices of the Funds’ co-administrator, Mutual Fund Administration LLC, at 2220 E. Route 66, Suite 226, Glendora, California 91740 on October 26, 2023 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders beginning on or about [PROXY DATE].

Proposals		Recommendation of the Board of Trustees
1.	To approve a proposed Agreement and Plan of Reorganization, pursuant to which the Zacks All-Cap Core Fund would reorganize into a corresponding new, identically-named series of the Zacks Trust, an open-end management investment company.	FOR
2.	To approve a proposed Agreement and Plan of Reorganization, pursuant to which the Zacks Small-Cap Core Fund would reorganize into a corresponding new, identically-named series of the Zacks Trust, an open-end management investment company.	FOR
3.	To approve a proposed Agreement and Plan of Reorganization, pursuant to which the Zacks Dividend Fund would reorganize into a corresponding new, identically-named series of the Zacks Trust, an open-end management investment company.	FOR
4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 15, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Funds will provide a copy of the Funds’ prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, at no charge by calling the Fund at 1-888-453-4003.

Zacks All-Cap Core Fund

Zacks Small-Cap Core Fund

Zacks Dividend Fund

PROXY STATEMENT – TABLE OF CONTENTS

THE PROPOSAL: TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, PURSUANT TO WHICH THE FUNDS WOULD REORGANIZE INTO CORRESPONDING SEPARATE SERIES OF ZACKS TRUST.	3
Background	3
Reorganization of the Fund	3
Reasons for the Proposed Reorganization	4
Plan	5
Comparison of the Fund and the New Fund	6
Management of the Fund and New Fund	10
Comparison of Share Classes and Fees	11
Certain Information Regarding the Trustees and Officers	11
Comparison of Trustees’ and Officers’ Fees	14
Comparative Information on Shareholder Services	15
Certain Comparative Information About the Trust and Zacks Trust	15
Expenses of the Reorganization	16
Tax Consequences	16
Other Service Providers	17
OTHER INFORMATION	18
SECURITY OWNERSHIP	20
EXHIBIT A	A-1

THE PROPOSALS: TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, PURSUANT TO WHICH THE FUNDS WOULD REORGANIZE INTO CORRESPONDING SEPARATE SERIES OF ZACKS TRUST.

Background

You are being asked to approve a reorganization of your Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) providing for the Fund to reorganize into a corresponding new, identically-named series of the Zacks Trust (each, a “Reorganization” and collectively, the “Reorganizations”). If approved by the shareholders of a Fund, such Fund will be reorganized into the corresponding New Fund and each shareholder of the Fund will become a shareholder of the corresponding New Fund. The Funds currently are series of the Trust. Zacks All-Cap Core Fund has registered one class of shares – Institutional Class shares. Zacks Small-Cap Core Fund and Zacks Dividend Fund have each registered two classes of shares – Institutional Class shares and Investor Class shares. If the Plan is approved by shareholders of a Fund, shareholders will receive the same class of shares of the corresponding New Fund having a total dollar value equal to the total dollar value of the shares of such class of the Fund held by the shareholder immediately before the Reorganization. The Reorganizations will not result in any change to the investment objective, principal investment strategy or investment policies of the Funds or to the Funds’ fiscal year. The investment adviser, the portfolio manager and the advisory fee for each Fund will not change as a result of the applicable Reorganization. In addition, the net expenses each Fund pays are not expected to change as a result of the applicable Reorganization, as the Adviser has contractually agreed for each New Fund to maintain the same expense cap as is currently in effect for each Fund until at least March 31, 2026.

Following the Reorganizations, the New Funds will be governed by Zacks Trust’s Board of Trustees. Following the Reorganization, the Funds’ service providers (including the distributor, administrator, fund accounting agent, transfer agent, independent registered public accountant, and legal counsel) will change.

Pursuant to the Plan, each Reorganization will be accomplished as follows: (a) the transfer of all of the assets of the Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having a total dollar value equal to the total dollar value of the shares of the Fund and the assumption by the New Fund of all the liabilities of the corresponding Fund; (b) the pro rata distribution of shares on a per class basis of the New Fund to shareholders of record of the corresponding Fund as of the effective date of the Reorganization in full redemption of all shares of the Fund; and (c) the complete liquidation and termination of the Fund. The total value of the applicable New Fund shares that you receive in a Reorganization will be the same as the total value of the corresponding Fund shares you held immediately before the Reorganization. A form of the Plan is attached hereto as Exhibit A.

If shareholders of a Fund approve the Proposal, the Board and officers of the Trust will execute and implement the Plan with respect to that Fund. If shareholders approve the Reorganization, it will take effect after the close of business on or about [December 2, 2023] (the “Closing Date”) or such other date as may be agreed upon by the officers of Zacks Trust and the Trust in accordance with the Plan. The Reorganization of each Fund into the corresponding New Fund is not conditioned upon receipt of shareholder approval of the Reorganization relating to any other Fund. If a Reorganization of a Fund is not approved by shareholders, the Board will consider what further actions, if any, may be taken.

The Adviser is paying all costs associated with the Reorganization, including those of the Trust, Zacks Trust, and the Funds, and the New Funds, as noted above. The Trust and Zacks Trust are not affiliated.

Reorganization of the Funds

At a meeting of the Board, held on June 13-14, 2023, the Board, including the members of the Board who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustees”), considered the Plan substantially in the form attached to this Proxy Statement, and unanimously determined that each Reorganization was in the best interests of the shareholders of the applicable Fund and that the interests of those shareholders would not be diluted as a result of the Reorganization.

Reasons for the Proposed Reorganizations

The proposed reorganizations will result in the Funds joining the Zacks Trust, a proprietary fund platform consisting of series managed by the Funds’ adviser, Zacks Investment Management, Inc. (the “Adviser”). The Adviser believes being part of a proprietary fund platform will benefit the Funds and their shareholders by providing operational efficiencies and more focused marketing and distribution efforts for the Funds, which may lead to growth in Fund assets and potential economies of scale.

The Board has approved the Reorganization and the related Plan with respect to each of the Funds. In considering these matters, the Board considered each Reorganization and the related Plan separately and concluded that each Reorganization was in the best interests of the shareholders of the applicable Fund. In considering the proposed Reorganizations, the Board provided the Adviser with a detailed information request addressing, among other things, the nature and structure of each Reorganization, the proposed impact and benefits to shareholders, any changes in portfolio strategy or management, and the tax impact of the Reorganizations. The Board reviewed the responses provided and met with representatives of the Adviser to gain a better understanding of the proposed Reorganizations. In approving each proposed Reorganization, the Board, including the Independent Trustees (with the advice and assistance of independent counsel), considered, among other things:

●	that each Reorganization was recommended by the Adviser;

●	the terms and conditions of each Reorganization;

●	the expectation that each Reorganization is expected to qualify as a “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore neither a Fund nor its shareholders are expected to recognize income or gain in the applicable Reorganization;

●	that the management fee for each New Fund was the same as the management fee for the corresponding Fund;

●	that the Adviser has agreed to enter into an expense limitation agreement that would cap each New Fund’s total annual operating expenses until at least March 31, 2026, at the same level as the expense cap for the corresponding Acquired Fund;

●	the types of services expected to be provided to each New Fund by the service providers retained by the Zacks Trust;

●	the qualifications and experience of the New Funds’ service providers;

●	the experience and background of the Zack Trust’s independent trustees;

●	that each Reorganization would allow Fund shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the applicable Fund to do so;

●	that the Reorganizations would not result in the dilution of the Funds shareholders’ interests and that participating in the Reorganizations is in the best interests of each of the Funds;

●	that the Funds would not bear the costs of the proposed Reorganizations;

●	that the proposed Reorganizations will be submitted to Fund shareholders for their approval;

●	that Fund shareholders who do not wish to become New Fund shareholders may redeem their Fund shares before the applicable Reorganization;

●	that each New Fund will have identical investment objectives, policies, principal investment strategies, and principal risks as the corresponding Fund; and

●	that the portfolio manager responsible for the day-to-day management of each Fund will not change as a result of the Reorganizations.

Plan

Below is a summary of the important terms of the Plan, a form of which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding Zacks Trust, its operations and the various agreements between Zacks Trust and its service providers have been supplied by the Adviser, and neither the Trust nor any of its officers or any member of the Board have independently verified the accuracy of such information.

Key Provisions. The Plan consists of several steps that will occur on the Closing Date. First, a Fund will transfer all of its assets to the corresponding New Fund, which is a series of Zacks Trust, in exchange solely for (1) a number of full and fractional shares of each class or classes of shares (as applicable) of the New Fund with a net asset value equal to the net asset value of the corresponding class or classes of shares (as applicable) of the Fund being acquired and (2) the assumption by such New Fund of all of the liabilities of the applicable Fund. Immediately thereafter, the Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the applicable Fund and transferring those New Fund shares to each such account, by class, in complete liquidation of the applicable Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of each Fund will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the Fund’s transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of a Fund will be canceled on the books of the Fund, and the share transfer books of the Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the corresponding New Fund that they receive in the transaction at their then-current net asset value. Each Reorganization has been structured with the intention that it qualify for federal income tax purposes as a “reorganization” under the Code. Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on Fund shares as a result of the Reorganization. Nevertheless, shareholders are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the corresponding New Fund in the Reorganization.

Fund shareholders will receive the same class of shares of the corresponding New Fund having a total dollar value equal to the total dollar value of the shares of such class of the Fund held by the shareholder immediately before the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of the Funds or the New Funds immediately following consummation of the Reorganization.

Other Provisions. Each Reorganization is subject to a number of conditions set forth in the Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and Zacks Trust. The significant conditions include: (a) the receipt by the Trust and Zacks Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization (which cannot be waived), and (b) the approval of the Plan by shareholders of the Fund (which cannot be waived). The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders a Fund, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach. In addition, the Plan may be amended in a non-material manner by the Board of Trustees of the Trust and the Zacks Trust.

New Fund shares issued to Fund shareholders in the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be redeemable without restriction and will have no preemptive or conversion rights.

Comparison of Each Fund and the Corresponding New Fund

Investment Objective, Limitations & Restrictions; Principal Investment Strategies; Risks. The investment objective, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund are the same as those of the corresponding Fund. For detailed information about the principal investment strategies and risks of each Fund, as well as investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for the Funds, which are incorporated herein by reference.

Fees and Expenses. Each Reorganization is not expected to result in an overall increase in shareholder fees or net annual fund operating expenses with respect to the applicable Fund. As described in more detail below, the Adviser has contractually agreed for each New Fund to maintain the same expense cap as is currently in effect for each Fund until at least March 31, 2026.

The total expenses of the new Zacks Small Cap Core Fund are expected to be 0.01% higher than the total expenses of the current Zacks Small Cap Fund; however, as noted, the Adviser has contractually agreed to maintain the same expense cap as is currently in effect for the Zacks Small Cap Core Fund until at least March 31, 2026.

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each Fund and the corresponding New Fund. The tables are based on fees and expenses as shown in the Funds’ prospectus and the New Funds’ Prospectus. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be different from those shown.

ZACKS ALL-CAP CORE FUND

These tables describe the fees and expenses of the Zacks All-Cap Core Fund and its corresponding New Fund.

Comparison of Shareholder Fees

Zacks All-Cap Core Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee (within 30 days of purchase)
Fund – Institutional Class Shares	None	None	None	2.00%
New Fund – Institutional Class Shares	None	None	None	2.00%

Comparison of Annual Operating Expenses

	Zacks All-Cap Core Fund – Institutional Class Shares	New Fund – Institutional Class Shares (pro forma)
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.00%
Other Expenses	0.34%	0.30%[1]
Total Fund Operating Expenses	1.14%	1.10%
Fees waived and/or expenses reimbursed	(0.14)%[2]	(0.10)%[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00%	1.00%

1.	Other expenses have been restated to reflect current contractual fees.

2.	The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.00% of the average daily net assets for Institutional Class Shares of the Fund. This agreement is in effect until March 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

3.	The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the New Fund, until at least March 31, 2026, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of New Fund officers and Trustees, contractual indemnification of New Fund service providers (other than the Adviser)) will not exceed 1.00% of the New Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the New Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund and the New Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund or the New Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s or the New Fund’s operating expenses remain the same. The Example includes each Fund’s contractual expense limitation through March 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class Shares	1 Year	3 Years	5 Years	10 Years
Fund	$102	$318	$585	$1,346
New Fund	$102	$318	$575	$1,330

ZACKS SMALL-CAP CORE FUND

These tables describe the fees and expenses of the Zacks Small-Cap Core Fund and its corresponding New Fund.

Comparison of Shareholder Fees

Zacks Small-Cap Core Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee (within 30 days of purchase)
Fund – Investor Class Shares	None	None	None	2.00%
Fund – Institutional Class Shares	None	None	None	2.00%
New Fund – Investor Class Shares	None	None	None	2.00%
New Fund – Institutional Class Shares	None	None	None	2.00%

Comparison of Annual Operating Expenses

	Zacks Small-Cap Core Fund –Investor Class Shares	Zacks Small-Cap Core Fund – Institutional Class Shares	New Fund – Investor Class Shares (pro forma)	New Fund – Institutional Class Shares (pro forma)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.52%	0.52%	0.53%[1]	0.53%[1]
Total Fund Operating Expenses	1.67%	1.42%	1.68%	1.43%
Fees waived and/or expenses reimbursed	(0.28)%[2]	(0.28)%[2]	(0.29)%[3]	(0.29)%[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.39%	1.14%	1.39%	1.14%

1.	Other expenses have been restated to reflect current contractual fees.

2.	The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.14% of the average daily net assets of the Investor Class Shares and Institutional Class Shares of the Fund, respectively. This agreement is in effect until March 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years from the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

3.	The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the New Fund, until at least March 31, 2026, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of New Fund officers and Trustees, contractual indemnification of New Fund service providers (other than the Adviser)) will not exceed 1.14% and 1.39% of the average daily net assets of the Institutional Class and Investor Class shares of the Fund, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the New Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund and the New Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund or the New Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s or the New Fund’s operating expenses remain the same. The Example includes each Fund’s contractual expense limitation through March 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Investor Class Shares	1 Year	3 Years	5 Years	10 Years
Fund	$142	$440	$821	$1,893
New Fund	$142	$440	$823	$1,901

Institutional Class Shares	1 Year	3 Years	5 Years	10 Years
Fund	$116	$362	$689	$1,618
New Fund	$116	$362	$692	$1,626

ZACKS DIVIDEND FUND

These tables describe the fees and expenses of the Zacks Dividend Fund and its corresponding New Fund.

Comparison of Shareholder Fees

Zacks Dividend Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee (within 30 days of purchase)
Fund – Investor Class Shares	None	None	None	2.00%
Fund – Institutional Class Shares	None	None	None	2.00%
New Fund – Investor Class Shares	None	None	None	2.00%
New Fund – Institutional Class Shares	None	None	None	2.00%

Comparison of Annual Operating Expenses

	Zacks Dividend Fund – Investor Class Shares	Zacks Dividend Fund – Institutional Class Shares	New Fund – Investor Class Shares (pro forma)	New Fund – Institutional Class Shares (pro forma)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.22%	0.22%	0.16%[1]	0.16%[1]
Recoupment of fees waived and/or expenses reimbursed	0.03%[2]	0.03%[2]	0.09%[3]	0.09%[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses (if applicable)	1.30%	1.05%	1.30%	1.05%

1.	Other expenses have been restated to reflect current contractual fees.

2.	The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.30% and 1.05% of the average daily net assets of the Investor Class Shares and Institutional Class Shares of the Fund, respectively. This agreement is in effect until March 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

3.	The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the New Fund, until at least March 31, 2026, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of New Fund officers and Trustees, contractual indemnification of New Fund service providers (other than the Adviser)) will not exceed 1.30% and 1.05% of the average daily net assets of the Investor Class Shares and Institutional Class Shares of the New Fund, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the New Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor.

Example. This example is intended to help you compare the cost of investing in the Fund and the New Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund or the New Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s or the New Fund’s operating expenses remain the same. The Example includes each Fund’s contractual expense limitation through March 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Investor Class Shares	1 Year	3 Years	5 Years	10 Years
Fund	$132	$412	$706	$1,542
New Fund	$132	$412	$693	$1,493

Institutional Class Shares	1 Year	3 Years	5 Years	10 Years
Fund	$107	$334	$572	$1,256
New Fund	$107	$334	$559	$1,231

Management of the Funds and New Funds

Investment Adviser. Zacks Investment Management, Inc. located at 227 West Monroe Street, Suite 4350, Chicago, Illinois 60606, acts as the investment advisor pursuant to an advisory agreement and has overall responsibility for the general management and administration of the Funds and the New Funds. Under an investment advisory agreement between the Funds and the Trust, the Funds pay the Adviser the fees shown below as a percentage of average daily net assets. Under an investment advisory agreement between the New Funds and the Zacks Trust, the New Funds pay the Adviser the fees shown below as a percentage of average daily net assets.

Fund/New Fund	Contractual advisory fees
Zacks All-Cap Core Fund	0.80%
Zacks Small-Cap Core Fund	0.90%
Zacks Dividend Fund	0.80%

Portfolio Manager. There will be no change to management team of each Fund as a result of the Reorganization. Mitch Zacks will continue as the portfolio manager of each New Fund. More detailed information about Mitch Zacks including principal occupations for the past 5 years, compensation information and other accounts managed, is included in the Prospectus and Statement of Additional Information of the Funds, which may be requested at no cost by calling the Trust at 1-888-453-4003.

Comparison of Share Classes and Fees

Share Classes. The Fund and the New Fund have the same share classes. The Fund has registered and offers, and the New Fund has registered and will offer, the following share classes.

Fund	Share Classes
Zacks All-Cap Core Fund	Institutional Class
Zacks Small-Cap Core Fund	Institutional Class Investor Class
Zacks Dividend Fund	Institutional Class Investor Class

The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different distribution charges and expenses that are likely to result in different share prices over time. Investor Class shares are subject to a 0.25% 12b-1 fee. Institutional Class shares are not subject to a 12b-1 fee.

Certain Information Regarding the Zacks Trust Trustees and Officers

The Board of Trustees of Zacks Trust (the “Zacks Board”) consists of trustees different than the trustees that currently oversee the operations of the Funds. The Zacks Board consists of two non-interested person (independent) trustees (the “Zacks Independent Trustees”), David J. Kaufman and Stuart Kaufman, and one interested-person trustee, Mitch Zacks. Mr. Zacks is an “Interested Person” of Zacks Trust, as that term is defined under the 1940 Act, because he is a principal of the Adviser. The Zacks Board supervises the business and affairs of Zacks Trust and appoints or elects officers responsible for the day-to-day operations of Zacks Trust and the execution of policies established by Zacks Board resolutions. The Chairperson of Zacks Trust is David J. Kaufman.

Leadership Structure. Zacks Trust is led by David J. Kaufman, who has served as the Chairman of the Zacks Board since June 22, 2021. Under certain 1940 Act governance guidelines that apply to the Zacks Trust, the Zacks Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Zacks Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Zacks Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Zacks Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Zacks Board, provide effective leadership that is in the best interests of the Zacks Trust, its funds and each shareholder.

Board Risk Oversight. The Zacks Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee, and Valuation Committee, each with a separate chair. The Zacks Board is responsible for overseeing risk management, and the full Zacks Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Zacks Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Zacks Board, to evaluate and recommend individuals to serve on the Zacks Board, and to consider and make recommendations relating to the compensation of the Zacks Independent Trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the Zacks Board from any source it deems appropriate. The Valuation Committee is responsible for overseeing the valuation designee, who determines, in good faith, the fair value of securities and other assets of a fund for which market quotations are not readily available, subject to the supervision and oversight of the Zacks Board.

Trustee Qualifications. Generally, the Zacks Trust believes that each Zacks Trustee is competent to serve because of their individual overall merits. The Zacks Board also has considered the following experience, qualifications, attributes, and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Zacks Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Zacks Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Zacks Trustee; and (vi) as to each Zacks Trustee his status as a Zacks Independent Trustee.

In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Zacks Trustee.

Mitch Zacks is the President and Chief Executive Officer of the Adviser. He is also a Portfolio Manager at the Adviser overseeing the modeling and quantitative process. Mr. Zacks joined the Adviser in 1996 and has been a portfolio manager with the firm since 1999. Mr. Zacks wrote a weekly finance column for the Chicago Sun-Times and has written two books on quantitative investment strategies, which were published in 2003 and 2011. Prior to joining Zacks Investment Management in 1997, Mitch was an investment banking analyst at Lazard Freres in New York. Mitch graduated cum laude from Yale University with distinction in his major of Economics. He received his M.B.A with high honors in his concentration of Analytic Finance and Statistics from the University of Chicago.

David J. Kaufman is a partner and Co-Chair of Thompson Coburn LLP’s Corporate and Securities Practice Group, a national law firm with over 400 lawyers.  He has been practicing for over 30 years.  As part of his practice, he frequently provides ongoing SEC compliance and reporting advice as well as providing public company boards of directors, board committees and officers with guidance regarding their fiduciary duties and other obligations.  He received his undergraduate degree in honors, with distinction, Master’s in Public Policy and Juris Doctorate from the University of Michigan, Ann Arbor.

Stuart Kaufman has over 20 years of operating, credit and financial advisory experience including the management of distressed corporate turnarounds, balance sheet and operational restructurings, corporate credit assessment and management. Prior to a career in interim management and business advisory, he worked in the telecommunications and natural resources industries and in financial services including structured financing and credit at prominent global financial institutions.

Each Zacks Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Zacks Trust does not believe any one factor is determinative in assessing a Zacks Trustee’s qualifications, but that the collective experience of each Zacks Trustee makes them each highly qualified.

The following is a list of the Zacks Trustees and executive officers of the Zacks Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Zacks Trustee and Officer is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
David J. Kaufman 1963	Independent Trustee, Chairman	Since 6/2021	Partner, Thompson Coburn, LLP (law firm) (since 2013).	1	None
Stuart Kaufman 1968	Independent Trustee	Since 6/2021	Senior Managing Director, B Riley Advisory Services (since 2022); Managing Director, Portage Point, LLC (consulting company) (2018-2022); Managing Director, Winter Harbor, LLC (consulting company) (2016-2018).	1	None
Interested Trustees
Mitch Zacks 1973	Trustee, President, and Principal Executive Officer	Since 6/2021	President and Chief Executive Officer (since 2019) and Portfolio Manager, Zacks Investment Management, Inc. (since 1999).	1	None
Other Officers
Donald Ralph 1950	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 6/2021	CFO, Zacks Investment Management (since December 2010).	n/a	n/a
Bernard Brick 1974	Secretary	Since 6/2023	Vice President and Senior Counsel (2022 – Present), Ultimus Fund Solutions, LLC; Vice President and Senior Counsel, State Street Bank and Trust Company (2011 - 2022)	n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since 6/2021	Compliance Officer, Northern Lights Compliance Services, LLC (since 2010).	n/a	n/a

Audit Committee. Zacks Trust has an Audit Committee composed solely of Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Zacks Board the selection, retention or termination of the Zacks Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Zacks Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Zacks Trust’s independent auditors and recommending that the Zacks Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Zacks Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as the Zacks Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Zacks Independent Trustee compensation from time to time when considered necessary or appropriate.

Nominating and Governance Committee. The Zacks Trust has a Nominating and Governance Committee that consists of all the Zacks Independent Trustees. The Nominating and Governance Committee’s responsibilities (which may also be conducted by the Zacks Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the funds’ officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Zacks Board the size and composition of the Zacks Board as a whole; (v) annually evaluate the operations of the Zacks Board and its committees and assist the Zacks Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Zacks Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; and (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Zacks Board.

Fair Value Committee. The Zacks Trust does not have a Valuation Committee, but it has appointed the Adviser as the New Funds’ “Valuation Designee.” To determine the fair value of any securities or other assets for which market quotations are not readily available at a valuation time, the Zacks Board has approved the Valuation Designee’s use of a fair valuation pricing committee (the “Fair Value Committee”), to assist in making fair value determinations. Such determinations are reported to the Zacks Board.  The Valuation Committee consists of the Zacks Trust’s Treasurer or Assistant Treasurer, a representative of the Administrator, and a representative of the Adviser and a member of the Board of Trustees. The Zacks Trust’s Chief Compliance Officer also attends the Valuation Committee meetings. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustees’ and Officers’ Fees.

Each Independent Trustee will receive an annual fee of $5,000 plus $2,500 per series after the initial series to be paid by the Trust in quarterly installments within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Zacks Board of Trustees and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Governance Committee and Valuation Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Zacks Board and Committee meetings.

Additionally, in the event that a meeting of the Zacks Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Zacks Independent Trustee will receive a fee of $500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the Zacks Trust or the relevant series of the Zacks Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. The Zacks Independent Trustees at their sole discretion shall determine when a particular meeting constitutes a Special Meeting for the purpose of the additional fee. None of the interested trustees or executive officers receive compensation from the Zacks Trust.

Comparative Information on Shareholder Services

Procedures for purchasing, selling and exchanging shares of the New Funds are substantially similar to those of the Funds. Both the Funds and the New Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Funds will offer the same or substantially similar shareholder purchase and redemption services as the Funds, including telephone redemptions. In similar fashion to the Funds, shares of the New Funds may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.

Minimum Initial and Subsequent Investment Amounts.

Each New Fund will offer the same investment minimums and subsequent investment minimums as the corresponding Fund.

Dividends and Distributions. The New Funds will have the same dividend and distribution policy as the Funds. The Zacks All-Cap Core Fund and Zacks Small-Cap Core Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Zacks Dividend Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. Similar to the Funds, a New Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Similar to the Funds, all dividends and distributions will be reinvested in New Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional New Fund shares; or (2) to receive all dividends and distributions in cash.

Valuation. The New Funds have adopted procedures for valuing portfolio assets that are substantially similar to such procedures adopted by the Funds.

Fiscal Year. Each Fund currently operates on a fiscal year ending November 30. Following the Reorganization, each New Fund will assume the financial history of the corresponding Fund and will continue to operate on a fiscal year ending November 30 of each year.

Certain Comparative Information About the Trust and Zacks Trust

General. The Funds are series of the Trust. The Trust is an open-end management investment company that was organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust is governed by its Declaration of Trust, By-Laws, and applicable Delaware law.

The New Funds are series of the Zacks Trust. The Zacks Trust is an open-end management investment company that was organized as a Delaware statutory trust under the laws of the State of Delaware on November 14, 2018. The Zacks Trust is governed by its Declaration of Trust, By-Laws, and applicable Delaware law.

Shares. The Trust and the Zacks Trust are authorized to issue an unlimited number of shares of beneficial interest (with a par value of $0.01 per share for the Trust and without par value for the Zacks Trust), from an unlimited number of series of shares. The shares of each of the Trust and the Zacks Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. All shares of the Trust or the Zacks Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of the Trust or the Zacks Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the Trust’s or the Zacks Trust’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

The foregoing is only a summary of certain rights of shareholders of the Funds and the Zacks Funds under their respective Trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

There are no material differences in shareholder rights between the Funds and the Zacks Funds.

Expenses of the Reorganizations

The Adviser will bear the solicitation and legal expenses associated with the transactions contemplated by the Plan, including expenses associated with the mailing, tabulation and solicitation of proxies, currently estimated to be $[___], assuming that a quorum of shareholders respond to this proxy statement within a timely manner. EQ Fund Solutions, has been engaged to provide tabulation and solicitation services. Approximately $[___] of the $[___] Reorganization-related costs are attributable to solicitation services.

Tax Consequences

Each Reorganization is intended to qualify for Federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. No gain or loss is expected to be recognized as a consequence of the Reorganizations by any of the Funds, nor is a gain or loss expected to be recognized by the shareholders of the Funds as a result of the Funds’ distribution of the New Funds’ shares to such shareholders in exchange for such shareholders’ Fund shares. In addition, each shareholder’s tax basis for shares held in a Fund will carry over to the shares of the New Fund acquired in the applicable Reorganization, and the holding period for shares held as a capital asset also will carry over to the New Fund shares received in the Reorganization. As a condition to the consummation of the Reorganization, both the Trust and Zacks Trust shall have received a legal opinion to the effect that the Reorganization will qualify as a “reorganization” with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and Zacks Trust and certifications received from the Trust and Zacks Trust on behalf of each of the Fund and the New Fund.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganizations on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above. If a Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a “reorganization” under the Code, and thus was taxable, the applicable Fund would recognize gain or loss on the transfer of its assets to the corresponding New Fund, and each shareholder of the Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares and the fair market value of the shares of the New Fund it received.

The tax year of each Fund is expected to continue with the corresponding New Fund, and the capital gains, if any, resulting from Fund turnover prior to a Reorganization will be carried over to the corresponding New Fund. If the Reorganization were to end the tax year of a Fund (which is not intended or expected as of the date of this Proxy Statement), it would accelerate distributions to shareholders from the Fund for its short tax year ending on the Closing Date. Such distributions would be taxable to the extent of any current or accumulated earnings and profits of the distributing Fund and would include any capital gains resulting from Fund turnover prior to the Reorganization.

General Limitation on Losses. Assuming that a Reorganization qualifies as a “reorganization” under the Code, as expected, the applicable New Fund will succeed to the tax attributes of the corresponding Fund upon the closing of the Reorganization, including any capital loss carryovers that may be used by the Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Funds, if any, will potentially be available to offset future gains recognized by the respective New Funds. Capital losses of the Funds and the New Funds may generally be carried forward indefinitely to offset future capital gains, subject to certain limitations.

Capital losses of the Funds and the New Funds may become subject to an annual limitation as a result of sales of shares or other transactions to the extent that they are deemed to result in a change of ownership of a Fund or a New Fund.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Other Service Providers

Independent Accountants. Tait, Weller, & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Funds. Cohen & Company, Ltd. (“Cohen”) whose address is 1350 Euclid Ave., Suite 800, Cleveland, OH 44115 will serve as the independent accountant for the New Funds following the Reorganization. Cohen will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor. IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, will serve as each New Fund’s principal underwriter and acts as the distributor of each New Fund’s shares on a best efforts basis, subject to various conditions.

Administrator, Fund Accounting and Transfer Agency Services. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, act as co-administrators for the Funds. UMB Fund Services, Inc. also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements. Ultimus Fund Solutions, LLC (“Ultimus”) will provide administration, fund accounting, and transfer agency services to the New Funds and is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, process purchases and redemptions of shares and performs other transfer agent and shareholder service functions.

Compliance Services. The Trust has entered into a compliance services arrangement with Dziura Compliance Consulting, LLC pursuant to which the CCO provided by Dziura Compliance Consulting, LLC will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual. The Zacks Trust has entered into a compliance services arrangement with Northern Lights Compliance Services pursuant to which the CCO provided by Northern Lights Compliance Services will prepare and update the Zacks Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Zacks Trust’s compliance manual.

Custodian. UMB Bank, n.a. is located at 928 Grand Boulevard, Kansas City, Missouri 64106 and is the custodian of the assets of the Funds pursuant to a custody agreement between UMB Bank, n.a. and the Trust. Fifth Third Bank, National Association, with its principal place of business located at 38 Fountain Square Plaza, MD 1090C7, Cincinnati, OH 45202, will serve as custodian for the New Funds’ assets. Fifth Third Bank, National Association will act as the depository for the New Funds, safekeep their portfolio securities, collect all income and other payments with respect to portfolio securities, disburse monies at each New Fund’s request, and maintain records in connection with its duties as custodian.

Legal Counsel. Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust. Greenberg Traurig, LLP, 3333 Piedmont Rd NE, Suite 2500, Atlanta, GA 30305 currently serves as Zacks Trust’s legal counsel and, accordingly, will be the New Fund’s legal counsel following the Reorganization.

OTHER INFORMATION

Operation of the Funds. The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. The Board supervises the business activities of the Funds.

Incorporation by Reference. The Prospectus and SAI of the Funds are incorporated by reference. The Prospectus and SAI of the New Funds are also incorporated by reference.

The Proxy. The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting with respect to their Fund. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the applicable proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities and Voting. Shareholders of record of each Fund at the close of business on August 15, 2023, are entitled to vote at the Meeting or at any adjournments thereof. As August 15, 2023, there were issued and outstanding the following number of shares for each Fund:

Fund	Number of Shares Outstanding
Zacks All-Cap Core Fund – Institutional Class
Zacks Small-Cap Core Fund – Investor Class
Zacks Small-Cap Core Fund – Institutional Class
Zacks Dividend Fund – Investor Class
Zacks Dividend Fund – Institutional Class

The votes of the shareholders of the New Funds are not being solicited, because their approval or consent is not necessary for the approval of the Reorganizations. At the close of business on the Record Date there were no New Fund shares outstanding.

Shareholders of the Funds are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote on the Reorganization with respect to their Fund, without regard to the class of shares held.

The presence at the Meeting of shareholders entitled to vote at least 1/3 of the outstanding shares of a Fund, in person or by proxy, shall constitute a quorum for the Meeting for the Proposal. Approval of the Reorganization with respect to a Fund requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the respective Fund; or (ii) 67% or more of the voting securities of the respective Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy.

Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The Proposal described in this Proxy Statement is considered “non-routine” for purposes of determining broker-non-votes. It is the Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting. Abstentions are counted as present but are not considered votes cast at the Meeting.  As a result, they have the same effect as a vote against the applicable Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities of the applicable Fund.

If either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the Proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal, without further notice to the shareholders of the Funds, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. If shareholders of a Fund do not approve the Proposal, the Board will consider all appropriate alternatives, including holding another meeting of shareholders to reconsider the Proposal.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of the applicable Proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not aware of any other matters to come before the Meeting.

Solicitation of Proxies. EQ Fund Solutions, 55 Challenger Road, Suite 200, Ridgefield Park, NJ 07660, has been engaged to provide tabulation and solicitation services. Employees of the service providers to the Funds or the New Funds, may make additional solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. The Trust will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent it is able to verify your identity when you authorize your proxy in that manner.

Shareholder Proposals. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to, Investment Managers Series Trust, 235 West Galena Street,
Milwaukee, Wisconsin 53212.

Proxy Delivery. If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the proxy solicitor toll-free at 1-800-370-1164, or write Investment Managers Series Trust 235 West Galena Street
Milwaukee, Wisconsin 53212.

SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners. The following table provides information on shareholders who owned of record or, to the knowledge of the Funds, beneficially, more than 5% of any class of each Fund’s outstanding shares as of the Record Date. As of the Record Date, and except as noted in the table below, the Trust knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any class of the Fund.

Zacks All-Cap Core Fund– Institutional Class
Name and Address	Percentage Owned		Type of Ownership
	Of Class	Of Fund

Zacks Small-Cap Core Fund – Investor Class
Name and Address	Percentage Owned		Type of Ownership
	Of Class	Of Fund

Zacks Small-Cap Core Fund – Institutional Class
Name and Address	Percentage Owned		Type of Ownership
	Of Class	Of Fund
[__]%*

Zacks Dividend Fund – Investor Class
Name and Address	Percentage Owned		Type of Ownership
	Of Class	Of Fund

Zacks Dividend Fund – Institutional Class
Name and Address	Percentage Owned		Type of Ownership
	Of Class	Of Fund

*	As of the Record Date, may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Security Ownership of Management. As of the Record Date, the executive officers and trustees of the Trust owned less than 1% of each Fund.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [__] day of [__], 2023 by and among: (i) Investment Managers Series Trust (the “Target Entity”), an open-end registered investment company, separately, where applicable, on behalf of its series identified on Exhibit A hereto (each a “Target Fund”); and (ii) Zacks Trust, an open-end registered investment company (the “Acquiring Entity”), separately, where applicable, on behalf of its series identified on Exhibit A hereto (each an “Acquiring Fund”). Zacks Investment Management, Inc. (“Zacks”) joins this agreement solely for purposes of Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as each such term is defined in Section 1.1) in exchange for (A) the assumption by the Acquiring Fund of the Liabilities (as each such term is defined in Section 1.1) of the Target Fund and (B) the issuance of that number of full and fractional shares of each class or classes of shares (as applicable) of the Acquiring Fund with a net asset value equal to the net asset value of the corresponding class or classes of shares (as applicable) of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund on a class-by-class basis, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Each Acquiring Fund is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets or liabilities, created solely for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.      Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties that each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization, the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a)        The applicable Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional shares of each class or classes of shares (as applicable) of the Acquiring Fund, determined in the manner set forth in Section 2, with an aggregate net asset value equal to the aggregate net asset value of the corresponding class or classes of shares (as applicable) of the Target Fund.

(b)        The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 2.1(a) (collectively, “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof, except as contemplated under Section 4.1(f).

(c)        The Target Fund will use its best efforts to identify and discharge all known liabilities and obligations prior to the Closing Date (as defined in Section 2.1(a)) to the extent possible and consistent with its own investment objectives and policies and normal business operations, including without limitation (i) liabilities arising from the Target Fund’s allocation of Target Entity obligations, such as any undischarged obligations to board members under a deferred compensation plan; and (ii) any liabilities or penalties resulting from the termination of material contracts or other commitments of the Target Fund, including the contracts listed on schedule 4.1(h), but excluding any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Fund and Zacks (including any recoupment of any fees or expenses of the Target Fund previously waived or reimbursed) .. At the Closing, the Acquiring Fund shall assume all of the liabilities of the Target Fund, whether known or unknown, contingent, accrued or otherwise, including any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Fund and Zacks (including any recoupment of any fees or expenses of the Target Fund previously waived or reimbursed) (collectively, “Liabilities”).”

(d)        As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) of each class as set forth in Exhibit A, the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.1(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to each corresponding Target Fund Shareholder shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholder on the Closing Date. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e)        Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)         Beginning at least fifteen (15) business days prior to the Closing Date, the Target Fund will provide Zacks and the Acquiring Fund with a daily schedule of the Assets then held by the Target Fund, with current market values. At least ten (10) business days prior to the Closing Date, Zacks, on behalf of the Acquiring Fund, will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under applicable law; or (ii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and in the Target Fund’s discretion, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, make a good faith effort to liquidate such investments prior to the Closing Date. Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to liquidate any Assets, if, in the reasonable judgment of the Target Entity’s board of trustees or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

(g)        The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least thirty (30) business days prior to the Closing Date.

(h)        Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(i)         Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1.	With respect to each Reorganization:

(a)        The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Closing Date, the Target Fund shall record the value of its Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b)        The net asset value per share of each class of the Acquiring Fund issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the close of business on the Closing Date.

(c)        The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in connection with the Reorganization shall equal the number of shares of the corresponding class of the Target Fund outstanding as of the Closing Date. All Acquiring Fund shares delivered to the Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)        All computations of value shall be made by the Target Fund’s co-administrator using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party. The Target Entity and the Acquiring Entity agree to use commercially reasonable efforts to resolve prior to the Closing any material valuation differences with respect to portfolio securities of the Target Fund that will be transferred to the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1.       Each Reorganization shall close on [_____, 2023], or such other date as the parties may mutually agree (the “Closing Date”). All acts taking place at the closing of a Reorganization (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the applicable Target Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2.	With respect to each Reorganization:

(a)        The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be presented, transferred and delivered by the Target Fund’s custodian (the “Target Custodian”) as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. A draft of such presentation shall be made available to the Acquiring Fund’s custodian for examination no later than five (5) business days preceding the Closing Date, and such final certificates and other written instruments shall be transferred and delivered by the Target Custodian as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to the undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b)        The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund at the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined in Section 4.1(l)) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)        At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)        The Target Entity shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing.

(e)        At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(f)        In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the net asset value of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1.      The Target Entity, on behalf of itself or, where applicable each Target Fund, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:

(a)        The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b)        The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c)        No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution or performance of this Agreement by the Target Entity, for itself and on behalf of the Target Fund, except for the effectiveness of the Acquiring Fund’s registration statement on Form N-1A and the N-14 Registration Statement (as defined in Section 5.1(b) hereof) and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund’s shareholders as described in paragraph 5.1(c);

(d)        To the knowledge of the Target Fund, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)        To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, and state securities laws. To the knowledge of the Target Fund, (i) the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and (ii) the net asset value of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, and (iii) there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve (12) month period preceding the date hereof that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets and that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. To the knowledge of the Target Fund, all advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”);

(f)        Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to only those restrictions on the full transfer thereof as when they were held by the Target Fund, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will, as applicable, acquire assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets;

(g)        Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)        To the knowledge of the Target Fund, except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date, provided that such assigned contracts are identified on Schedule 4.1(h);

(i)         To the knowledge of the Target Fund, except as set forth on Schedule 4.1(i), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or threatened against the Target Fund or Target Entity, with respect to the Target Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. To the knowledge of the Target Fund, the Target Fund (i) is not a party to any contract or agreement material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed in writing to the Acquiring Fund; (ii) is not subject to any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; and (iii) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for Taxes (as defined below) not yet due and payable or as contemplated by Section 4.1(f);

(j)         The financial statements of the Target Fund for the most recently completed fiscal year have been, or will be, audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, are or will be, as applicable, prepared in accordance with GAAP consistently applied, and such statements (copies of which, if available, have been furnished or made available to the Acquiring Fund) present fairly, or will present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or, to the knowledge of the Target Fund, is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k)        Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l)         To the knowledge of the Target Fund, on the Closing Date, all Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) for the prior three (3) taxable years for which Tax Returns have been due shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no written claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m)       The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and will satisfy any applicable requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, determined without regard, in the case of the tax year that includes the Closing Date, to the distribution requirements as set forth in Section 852(a)(1) of the Code and to events occurring after the Closing. The Target Fund will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code as of the last taxable year quarter end of the Target Fund closing on or before the Closing Date. The Target Fund will not have as of the Closing Date any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund;

(n)        The Target Fund has not changed its taxable year end within the most recent 48- month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(o)       The Target Fund has not undergone, has not agreed to undergo, nor, to its knowledge, is it required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(p)        The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(q)        The Target Fund has no liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(r)        All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, validly issued, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund;

(s)        The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(t)         The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u)       As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information requested by the Acquiring Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not, to its knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(v)        To the knowledge of the Target Fund, the books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(w)       The Target Entity, on behalf of the Target Fund, has maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(x)        The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(y)	The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2.          The Acquiring Entity, on behalf of itself, or where applicable each Acquiring Fund, represents and warrants to the Target Entity and the corresponding Target Fund as follows:

(a)        The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)        The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c)        No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution and performance of this Agreement by the Acquiring Entity, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Acquiring Fund’s registration statement on Form N-1A and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund’s shareholders as described in paragraph 5.1(c);

(d)        The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)        The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f)        Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)        The Acquiring Fund has not yet commenced operations. The Reorganization will be structured in a manner that is intended to qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Zacks or its affiliate to secure any required initial shareholder approvals;

(h)        On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(i)       The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code and to be treated as a continuation of the Target Fund for its taxable year which includes the Closing Date, (iv) holds and has held no property and has and has had no Tax attributes, and (v) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)         The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)        The information relating to the Acquiring Fund furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(l)         The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(m)       The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(n)        The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Zacks or its affiliates;

(o)        As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein;

(p)        The net asset value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be equal to the net asset value of the Target Fund shares it actually or constructively surrenders in exchange therefor; and

(q)        Immediately following consummation of the Reorganization: (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same Assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization.

4.3.       With respect to each Reorganization, the Target Entity, on behalf of the applicable Target Fund, and the Acquiring Entity, on behalf of the corresponding Acquiring Fund, represents and warrants as follows:

(a)        The fair market value of the Assets will, to the knowledge of Target Entity, equal or exceed the Liabilities to be assumed by the Acquiring Fund; and

(b)        No cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (including reorganization expenses) thereof.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1.	With respect to each Reorganization:

(a)        The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, Zacks will use commercially reasonable efforts, subject to Zacks’s fiduciary duty, as applicable, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three (3) days prior to the Closing Date if such trading restrictions may practicably be implemented and are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)       The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)         The Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for a period of up to 120 days or such longer period as is mutually agreed upon by the parties.

(d)        The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)         The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and Zacks in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or Zacks.

(f)         The Target Entity will provide the Acquiring Fund with: (i) a schedule, in the form of Schedule 5.1(f) hereto, certified by the Treasurer of the Target Entity, stating that the various statements, books and records set forth in Schedule 5.1(f) exist and specifying the location of such statements, books and records and the means by which the Acquiring Entity can access them (the “Schedule of Statements, Books and Records”); and (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”). The Schedule of Statements, Books and Records and ASC 740-10 Workpapers shall be provided at or prior to the Closing.

(g)        The Target Fund will prepare and deliver to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the Assets and the Liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Entity.

(h)        Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)          As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j)          The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k)         The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l)          The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m)        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n)         The parties intend that each Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code.

(o)         At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) any legal opinions that have been issued to or for the benefit of the Target Fund and which have continuing relevance and (ii) with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1.       With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the corresponding Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)        All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)        The Acquiring Entity shall have delivered to the Target Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Entity and Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c)        The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(d)        The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(e)        As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(f)         The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of each class of the Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of the corresponding class of shares of the Target Fund as of the time and date set forth in Section 3; and

(g)         The Acquiring Entity shall have executed and delivered to the Target Entity an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Target Fund not discharged prior to the Closing Date in accordance with Section 1.1(c) of this Agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1.      With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the corresponding Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)         All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)         The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Schedule of Statements, Books and Records, (iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and (iv) the ASC 740-10 Workpapers;

(c)         The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Entity and Target Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(d)         The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Entity’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Entity’s President or the Target Entity’s Vice President, as applicable;

(e)         The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(f)         The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(g)        The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(h)         The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Closing Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date; and

(i)          As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.      The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2.      The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3.      On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4.      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.       Each of the N-14 Registration Statement and the Acquiring Fund’s registration statement on Form N-1A shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6.      The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Greenberg Traurig, LLP (“Greenberg Traurig”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Greenberg Traurig may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Greenberg Traurig appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

9.	FEES AND EXPENSES

9.1.       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.       Zacks shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with this Agreement and the transactions contemplated herein. Zacks shall pay (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting the shareholder approvals for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (iii) the external legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (iv) the fees charged by the Target Fund’s independent registered public accountants, counsel to the Target Entity, and counsel to the independent trustees of the Target Entity for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization. At the Closing, Zacks shall pay the estimated expenses to be paid by it pursuant to this paragraph 9.2, and any remaining balance shall be paid by Zacks within thirty (30) days after the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the corresponding Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1.     With respect to each Reorganization, the Acquiring Entity, out of the assets of the applicable Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the applicable Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

11.2.     With respect to each Reorganization, the Target Entity, out of the assets of the applicable Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the applicable Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1.     Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by: (i) mutual agreement of the parties; (ii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before September 30, 2023; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied; or (iv) by the board of trustees of either the Target Entity or Acquiring Entity. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing any provision to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Acquiring Entity and Zacks:

Zacks Investment Management, Inc.

227 W. Monroe, Suite 4350

Chicago, IL 60606

Attention: Mitch Zacks

Facsimile:

With a copy to:

Greenberg Traurig LLP

3333 Piedmont Road, NE

Suite 2500

Atlanta, GA 30309

Attention: Tanya Boyle

Facsimile: 214-665-5985

E-mail: tanya.boyle@gtlaw.com

For the Target Entity:

235 W. Galena Street

Milwaukee, WI 53212

Fax:

Attn: Diane J. Drake

With a copy to:

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Fax: 202.775.6875

Attn: Laurie Anne Dee, Esq.

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.     The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4.     This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

16.5.     The Target Entity is a Delaware statutory trust. With respect to the Reorganization of the Target Fund, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Governing Documents of the Target Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund. The execution and delivery of this Agreement have been authorized by the trustees of the Target Entity on behalf of the Target Fund and signed by authorized officers of the Target Entity, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in the Target Entity’s Governing Documents.

16.6.     The Acquiring Entity is a Delaware statutory trust. With respect to the Reorganization with the Acquiring Fund, the Acquiring Entity is executing this Agreement on behalf of the Acquiring Fund only. Pursuant to the Governing Documents of the Acquiring Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of that Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or with respect to any other series thereof are enforceable against the assets of such Acquiring Fund. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Entity on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Entity, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Acquiring Entity’s Governing Documents.

16.7.     The parties expressly agree that their obligations hereunder shall not be binding upon any of their respective board members, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

17.	PUBLICITY/CONFIDENTIALITY

17.1.     The parties shall cooperate in determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

The Target Entity, the Acquiring Entity, and Zacks (for purposes of this Section 17, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, any non-public information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it becomes publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

17.2      In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non- confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Zacks Trust, on behalf of its series identified on Exhibit A hereto	Investment Managers Series Trust, on behalf of its series identified on Exhibit A hereto

By:	By:
Name: Title:	Name: Title:

Zacks Investment Management, Inc., solely with respect to Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2

By:
Name: Title:

EXHIBIT A

CHART OF REORGANIZATIONS

Target Entity/Fund (and share classes)	Corresponding Acquiring Entity/Fund (and share classes)
Investment Managers Series Trust	Zacks Trust
Zacks All-Cap Core Fund – Institutional Class	Zacks All-Cap Core Fund – Institutional Class
Zacks Small-Cap Core Fund – Investor Class	Zacks Small-Cap Core Fund – Investor Class
Zacks Small-Cap Core Fund – Institutional Class	Zacks Small-Cap Core Fund – Institutional Class
Zacks Dividend Fund – Investor Class	Zacks Dividend Fund – Investor Class
Zacks Dividend Fund – Institutional Class	Zacks Dividend Fund – Institutional Class

Schedule 4.1(h)

Assigned Contracts

N/A

Schedule 4.1(i)

Target Fund/Target Entity Litigation, Administrative Proceedings and Investigations

None

Schedule 4.2(f)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

N/A

Schedule 5.1(f)

Target Fund Statements, Books and Records

Type of Statements, Books or Records	Method of Access

Shareholder ledger accounts including, without limitation:

●        the name, address and taxpayer identification number of each shareholder of record,

●        the number of shares of beneficial interest held by each shareholder,

●        the dividend reinvestment elections applicable to each shareholder, and

●        the backup withholding and nonresident alien withholding certifications

Electronic
Information in connection with the Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Income Tax Regulations”)	Electronic
Notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets	Electronic
Year-end shareholder tax reporting information including ICI broker files, Tax insert letters, and supporting calculations for the Target Fund	Electronic
All IRS Forms 8937 (Report of Organizational Actions Affecting Basis of Securities) filed or posted by the Target Fund	Electronic

Statement of the respective Tax[1] basis (by lot) and holding period as of the most recent Tax year end of the Target Fund of all portfolio securities to be transferred by the Target Fund to the Acquiring Fund	Electronic
Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date[2]	Electronic
A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code	Electronic
All Tax Returns filed by or on behalf of the Target Fund (including extensions)	Electronic
Any of the following that have been issued to or for the benefit of the Target Fund: (a) rulings, determinations, holdings or opinions issued by any Tax authority and (b) Tax opinions	Electronic

All books and records related to testing the qualification of the Target Fund as a regulated investment company for Tax purposes (e.g., distribution requirement, qualifying income requirement, quarterly asset diversification requirement)

Electronic

All books and records relating to the filing of FBARs (FinCEN Form 114, Report of Foreign Bank and Financial Accounts) by the Target Fund	Electronic
Current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the 1940 Act, including, without limitation, Section 31(a) of the 1940 Act and the rules thereunder, for all periods including, but not limited to, up to and including the Closing Date	Electronic

[1]	The terms “Tax” or “Taxes” and “Tax Return” as used in this Schedule 5.1(f) shall be as set forth in Section 4.1(l) of this Agreement.

[2]	Such Tax books and records shall include, but not be limited to, a statement of the current earnings and profits of the Target Fund for U.S. federal income tax purposes, a statement of the items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code and the current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the Code and the Income Tax Regulations for all periods including, but not limited to, up to and including the Closing Date.

Schedule 8.6

Tax Opinion

With respect to each Reorganization:

(i)        The acquisition by the applicable Acquiring Fund of all of the Assets of the corresponding Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)       No gain or loss will be recognized by the Target Fund upon the transfer of all of its respective Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)      No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)      No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)       The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)      The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)     No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)    The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)      The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)       For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder. The taxable year of the Target Fund will not end as a result of the Reorganization and the Acquiring Fund will be treated as a continuation of the Fund pursuant to Section 381(b) of the Code.

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-370-1164 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

Zacks All-Cap Core Fund

The undersigned hereby appoints each of ______________ and ____________________, as proxy appointees, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Zacks All-Cap Core Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Pacific time, on October 26, 2023, at the offices of Mutual Fund Administration, 2220 E. Route 66, Suite 226, Glendora, CA 91740 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-370-1164**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 26, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/zacks/docs/proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Zacks All-Cap Core Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-370-1164 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Zacks Small-Cap Core Fund

The undersigned hereby appoints each of _______________ and ______________________, as proxy appointees, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Zacks Small-Cap Core Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Pacific time, on October 26, 2023, at the offices of Mutual Fund Administration, 2220 E. Route 66, Suite 226, Glendora, CA 91740 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-370-1164**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 26, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/zacks/docs/proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Zacks Small-Cap Core Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-370-1164 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

CONTROL NUMBER 12345678910

Zacks Dividend Fund

The undersigned hereby appoints each of ______________ and ____________________, as proxy appointees, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Zacks Dividend Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Pacific time, on October 26, 2023, at the offices of Mutual Fund Administration, 2220 E. Route 66, Suite 226, Glendora, CA 91740 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-370-1164**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 26, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/zacks/docs/proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Zacks Dividend Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]